UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2018

Howard Bancorp, Inc.

(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 24, 2018, the Board of Directors of Howard Bancorp, Inc. (the “Company”) adopted Amended and Restated Bylaws, effective immediately upon adoption. The Amended and Restated Bylaws (the “Bylaws”) include the following amendments:

•	Article I, Section 1.11 has been amended to remove a provision inconsistent with Section 2-506(a) of the Maryland General Corporation Law that provided that all matters presented to a vote of the stockholders be decided by the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote; and
•	Article VII has been amended to provide additional indemnification provisions. Specifically, the Company amended Article VII by:
o	including a provision that addresses the procedural aspect of making payments pursuant to a written claim under Article VII of the Bylaws;
o	including language that provides that the Company shall not be liable for any indemnification payment under Article VII of the Bylaws in connection with a claim made by an indemnitee to the extent such indemnitee has otherwise actually received payment under any insurance policy, agreement or otherwise; and
o	including language that the rights to indemnification and to the advancement of expenses shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.
•	Certain other ministerial changes to reflect current Company practices.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

3.1	Amended and Restated Bylaws of Howard Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: January 24, 2018

	By:	/s/ Mary Ann Scully
President, Chair and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Howard Bancorp, Inc.